UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): November 20, 2006
Nash-Finch Company
(Exact name of Registrant as specified in its charter)

Delaware	0-785	41-0431960
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

7600 France Avenue South, Minneapolis, Minnesota	55435
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (952) 832-0534
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
SIGNATURE
Exhibit Index
Notice of Adjustment

Item 7.01 Regulation FD Disclosure.
Nash-Finch Company is furnishing the Notice of Adjustment of Conversion Rate of the Senior Subordinated Convertible Notes Due 2035 (the “Notes”) distributed to holders of Notes on November 20, 2006, which is attached as Exhibit 99.1 to this report.
The information, including the exhibit attached hereto, in Item 7.01 of this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Item 7.01 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, except as otherwise expressly stated in such filing.
Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit
Number	Description
99.1	Notice of Adjustment of Conversion Rate of the Senior Subordinated Convertible Notes Due 2035

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SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NASH-FINCH COMPANY
Dated: November 20, 2006	By:	/s/ LeAnne M. Stewart
LeAnne M. Stewart
Senior Vice President and Chief Financial Officer

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Exhibit Index

Exhibit
No.	Description
99.1	Notice of Adjustment of Conversion Rate of the Senior Subordinated Convertible Notes Due 2035